EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Declan French, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Thinkpath Inc. on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Thinkpath Inc.


Date:  April 14, 2006                    By:   /s/ Declan French
                                               ------------------------
                                         Name: Declan French
                                         Title: Chief Executive Officer


I, Kelly Hankinson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Thinkpath Inc. on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Thinkpath Inc.

Date:  April 14, 2006                 By:      /s/ Kelly Hankinson
                                               ------------------------
                                      Name:    Kelly Hankinson
                                      Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Thinkpath Inc. and will be retained by Thinkpath Inc. and furnished to the Securities and Exchange Commission or its staff upon request.